NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Amundi Multi Sector Bond Fund
NVIT BNY Mellon Core Plus Bond Fund
NVIT Core Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Loomis Short Term Bond Fund
Supplement dated October 29, 2024
to the Prospectus dated April 29, 2024
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Core Bond Fund

1.
At a special meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on October 23, 2024, the Board approved the termination of Nationwide Asset Management, LLC (“NWAM”) as the subadviser to the NVIT Core Bond Fund (the “Fund”) and the appointment of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as the Fund’s new subadviser, effective on or about January 27, 2025 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	The Fund is renamed the “NVIT Loomis Core Bond Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

b.	The information under the heading “Principal Investment Strategies” beginning on page 13 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal market conditions, the Fund invests primarily in bonds (or fixed-income securities) which include:

●	U.S. government securities;
●
Corporate bonds issued by U.S. or foreign companies that are investment grade (i.e., rated in the four highest rating categories of a nationally recognized statistical ratings organization such as Moody’s or Standard & Poor’s or, if unrated, which the subadviser determines to be of comparable quality);

●	Investment grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●
Investment grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

In addition to these, the Fund may invest in other types of fixed-income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Foreign securities in which the Fund invests are denominated in U.S. dollars.
The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Aggregate Bond Index (the “Aggregate Bond Index”), although it reserves the right to deviate further from the average duration of the Aggregate Bond Index when the subadviser believes it to be appropriate in light of the Fund’s investment objective. As of December 31, 2023, the average duration of the Aggregate Bond Index was 6.20 years.
In deciding which securities to buy or sell, the subadviser considers a number of factors related to the bond issue and the current market, for example, including:

●	the financial strength of the issuer;
●	current interest rates and valuations;
●	the stability and volatility of a country’s bond markets and
●	expectations regarding general trends in interest rates and currency considerations.
The subadviser also considers how purchasing or selling a bond would impact the Fund’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains). The Fund may engage in active and frequent trading of portfolio securities.

c.	The information under the heading “Principal Risks” beginning on page 14 of the Prospectus is modified as follows:

i.	“High-yield bonds risk” and “Sovereign debt risk” are each deleted in their entirety.

ii.	The following risk is hereby added:
Sector risk – investments in particular industries or sectors may be more volatile than the overall bond markets. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.

d.	The information under the heading “Portfolio Management – Subadviser” on page 26 of the Prospectus is deleted in its entirety and replaced with the following:
Loomis, Sayles & Company, L.P.

e.	The table under the heading “Portfolio Management – Portfolio Managers” on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Christopher T. Harms	Portfolio Manager	Since 2024
Clifton V. Rowe, CFA	Portfolio Manager	Since 2024
Daniel Conklin, CFA	Portfolio Manager	Since 2024
Ian Anderson	Co‑Agency MBS Portfolio Manager	Since 2024
Barath W. Sankaran, CFA	Co‑Agency MBS Portfolio Manager	Since 2024

f.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 43 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal market conditions, the Fund invests primarily in fixed-income securities which include:

●	U.S. government securities;
●	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment grade;
●	Investment grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●
Investment grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

In addition to these, the Fund may invest in other types of debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Foreign securities in which the Fund invests are denominated in U.S. dollars.
The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Aggregate Bond Index (the “Aggregate Bond Index”), although it reserves the right to deviate further from the average duration of the Aggregate Bond Index when the subadviser believes it to be appropriate in light of the Fund’s investment objective. As of December 31, 2023, the average duration of the Aggregate Bond Index was 6.20 years.
In deciding which securities to buy or sell, the subadviser considers a number of factors related to the bond issue and the current market, for example, including:

●	the financial strength of the issuer;
●	current interest rates and valuations;
●	the stability and volatility of a country’s bond markets and
●	expectations regarding general trends in interest rates and currency considerations.
The subadviser also considers how purchasing or selling a bond would impact the Fund’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains). The Fund may engage in active and frequent trading of portfolio securities.
Three themes typically drive the subadviser’s investment approach. First, the subadviser generally seeks fixed-income securities that are attractively valued relative to the subadviser’s credit research team’s assessment of credit risk. The broad coverage combined with the goal of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the subadviser may invest significantly in securities the prices of which the subadviser believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, the subadviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

g.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 43 of the Prospectus is deleted in its entirety and replaced with the following:
Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.
Duration – a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.
Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times. Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

U.S. government securities – debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

h.	The information under the heading “How the Funds Invest – Principal Risks” on page 44 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CREDIT RISK, FOREIGN SECURITIES RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE AND ASSET-BACKED SECURITIES RISKS, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SECTOR RISK, SELECTION RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

i.	The information relating to Loomis Sayles under the heading “Fund Management – Subadvisers” on page 64 of the Prospectus is deleted in its entirety and replaced with the following:
LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”), located at One Financial Center, Boston, MA 02111, is a subadviser to the NVIT Loomis Core Bond Fund and NVIT Loomis Short Term Bond Fund. Loomis Sayles was founded in 1926 and is one of the oldest investment advisory firms in the United States with over $388.5 billion in assets under management as of September 30, 2024.

j.	The information relating to NWAM under the heading “Fund Management – Subadvisers” on page 64 of the Prospectus is deleted in its entirety and replaced with the following:
NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”), located at One Nationwide Plaza, Columbus, OH 43215, is the subadviser to the NVIT Government Bond Fund. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”) and is an affiliate of the Adviser.

k.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” beginning on page 64 of the Prospectus is deleted in its entirety and replaced with the following:
NVIT Loomis Core Bond Fund
Christopher T. Harms, Clifton V. Rowe, CFA, and Daniel Conklin, CFA, are Co‑Portfolio Managers of the Fund and are responsible for the day‑to‑day management of the Fund, including the selection of the Fund’s investments. Ian Anderson and Barath W. Sankaran, CFA, are solely responsible for managing the MBS portion of the Fund.
Mr. Harms is a Portfolio Manager and Co‑Head of the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 2010, and has 44 years of investment industry experience.
Mr. Rowe, CFA, is a Portfolio Manager for the Relative Return Team and Mortgage and Structured Finance Team at Loomis Sayles, joined Loomis Sayles in 1992, and has 32 years of investment industry experience.

Mr. Conklin, CFA, is a Portfolio Manager for the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 2012, and has 14 years of investment industry experience.
Mr. Anderson is the Agency MBS Strategist for the Mortgage and Structured Finance Team at Loomis Sayles. He is lead Portfolio Manager for the dedicated Agency MBS strategies and a co‑Agency MBS Portfolio Manager for the Loomis Sayles Core Plus Bond Fund, joined Loomis Sayles in 2011, and has over 26 years of investment industry experience.
Mr. Sankaran, CFA, is a member of the Mortgage and Structured Finance Team at Loomis Sayles. He is also co‑Portfolio Manager for the dedicated Agency MBS strategies and a co‑Agency MBS Portfolio Manager for the Loomis Sayles Core Plus Bond Fund, joined Loomis Sayles in 2009, and has over 15 years of investment industry experience.

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Loomis Sayles.

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